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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 23, 2005

                               RADYNE CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                    0-11685                  11-2569467
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 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

        3138 E. Elwood Street, Phoenix AZ                          85034
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     (Address of principal executive offices)                   (Zip Code)

         Registrant's telephone number, including area code 602-437-9620


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On August 23, 2005, Radyne Corporation's Board of Directors elected Dr. James Spilker, Jr. to join as a new member. Dr. Spilker was a co-founder and currently serves on the Board of Directors of Rosum Corporation, which designs and markets a location tracking solution. He is also on the Strategic Advisory Board for Boeing Connexion Internet access, and is a member of the Board of Advisors of the USC Communications Sciences Institute, the National Academy of Engineering and is a Life Fellow of IEEE. He is the author of Digital Communications by Satellite and a coauthor of Global Positioning System; Theory and Application and Evolution of Modern Communications Security. Dr. Spilker's election will expand the Board to six members. Mr. Spilker will serve on the Company's Compensation Committee.

     ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
            (c) Exhibits
                99.1 Press release dated August 24, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                         RADYNE CORPORATION

                                                         /s/ Malcolm C. Persen
                                                         -----------------------
                                                         Malcolm C. Persen
                                                         Vice President and
                                                         Chief Financial Officer

Date August 24, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
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*99.1       Press release dated as of August 24, 2005

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*Filed herewith.